Exhibit 99.4  Slides of Presentation by Michel Jacques, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Engineered Products.

A380
A380

Alcan Investor Workshop

Toronto, September 29, 2005

Michel Jacques
President - Alcan Engineered Products

Forward Looking Statements

Statements made in the course of this presentation which describe the Company's intentions, expectations or predictions may be "forward-looking statements" within the meaning of securities laws. The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty, and actual actions or results could differ materially. Reference should be made to the  most recent Form 10-Q and Form 10-K for a summary of major risk factors. In addition, certain non-GAAP measures are used which are reconciled to the comparable GAAP measures herein or on the Company's website at www.alcan.com in the "Investors" section.

© 2005 ALCAN INC.	Slide 2

Agenda
■ Engineered Products - A platform for growth

■  Group and Business Overview

■  Group Strategy Summary

■  Recent History

■  Engineered Products - Operational excellence as a pre-requisite for growth

■  Aerospace Transportation & Industry

■  Ravenswood

■  Composites

■  Extruded Products

■  Engineered Products - Innovation as a source of growth

■  R&D

■  Strengths and Priorities

■  Financial Metrics

■  Summary

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Engineered Products

A platform for growth
2001 Sales: US$ 1.6bn Employees: 6,200 Sites: 30 Countries: 14 2005 Sales: US $ 6.2bn Employees: 15,500 Sites: 130 Countries: 36
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Key Drivers

Ambition to be "best in class" in everything we do

■  Enrich the portfolio via acquisitions / streamlining

■  Extended geographical footprint

■  Product / market development

■  Customer focus / innovation

■  Continue to capture Pechiney integration synergies

■  Margin management to deliver superior returns

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Market Participation

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Recent History

Portfolio enrichment through acquisitions and divestments

■  Exits completed or underway in the last 12 months :

■  Sale completed in 2005: General Distribution in France (Almet- France),
    Air Freight Containers

■  Closure in process: Mass Transportation Systems (engineering and design for rail and bus)

■  Sales process under way: Automotive Castings (BDW)

■  Restructuring & phase-out: High-purity Aluminum Refining and
    Capacitor Foil Rolling (Mercus and Froges).

■  Under review: Cast Plate (Vernon), Roll-Bond (Chambéry), Capacitor and Anodised Foil (Satma).

■  Acquisitions:

■  Specialised Distribution (Almet Germany, minority share)

■  Building Wire Systems (Prewired Systems LLC, USA)

Revenues: US$ 350M Revenues: US$ 100M Revenues: US$ 45M
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Recent History

Customer focus and lean business processes lead to higher-performance organizations

EP is in the process of streamlining operations :

■  Extruded product facilities in Singen and Sierre to become a single operating unit within  the Extruded Products business.

■  Automotive structures in Singen to focus its superior design capabilities and technological know-how on crash management systems and similar applications.

■  Composites operations in Singen to optimize capacity utilization, improve competitiveness and serve its customers better.

■  Composites has closed a mill in its balsa operations in Ecuador to improve productivity.

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Aerospace Market Participation

Operational Excellence as a pre-requisite for growth

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Aerospace

Growth in a profitable market with high entry barriers

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Aerospace, Transportation and Industry

Following the customers
■ Increasing capacity at world-class
    facilities both in North America and in
    Europe to better serve growing
    customer needs

■  Ability to serve customers in all major
    markets via Alcan International
    Network

■  Expected average delivery rate on 20
    years : about 900 to 1100 aircraft a
    year

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Ravenswood Turnaround

Turnaround to a platform for growth
■Focus on profitability ■ Renewed working relationship with stakeholders
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Aerospace, Transportation and Industry

Executing a value-creating strategy

■  Long-term supply agreements with Boeing and Airbus well advanced

■  MOU for plate supply signed with Airbus (2011)

■  Negotiations with Boeing in final stage

■  Projects under way to increase plate capacity (8% in Europe)

■  Renewed R&D effort for 3rd generation aluminium-lithium
    solutions – already the most active supplier

■  Development of specialised solutions in Transport, Marine and
    Industry, and increased branding efforts

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Composites Market Participation

Leadership in global markets

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Composites: Baltek and Uniwood Fome-Cor

Baltek a "natural"addition to our core materials	Uniwood Fome-Cor complete offering of display products
■  Complementary solutions for customers
     through Baltek acquisition

■  Core Materials is now the fastest
     growing and most profitable business
     within Composites

■  Current sales are more than 150% of the
     combined pre-acquisition level in 2003

■  Environment-friendly and sustainable

■ Uniwood Fome-Cor: Complementary
     products, strong brands and unique
     assets in North America

■  Common distribution network

■  Significant synergies were realized

■  Current sales are 125% of the combined
      pre-acquisition sales in 2003

■  Further operational improvements
     expected

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Synergies

Execution of a value-creating growth strategy
■ Successful integration is the key value-creating task for growth by acquisitions ■ Synergies driven by marketing & sales reorganisation and improved offering

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Extruded Products Market Participation

Anchored in Central Europe

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Extruded Products Market Trends

Streamlining in Western Europe and expanding in the East

■  A key player in Europe, maintaining its focus on speciality products

■  Streamlining operations in Western Europe

■  Integration of Pechiney in France

■  Combination of large profile activities in Germany and Switzerland

■  Growing in the East

■  Build on highly successful operation in Decin (Czech Republic)

■  Expand soft alloy business in Eastern Europe

■  Develop presence in China

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R&D and Future Options

Innovation as a source of growth
■  Unique know-how through two world-class R&D centers

■  Mandate: increase rate of innovation through step changes

■  Approach: encourage generation of ideas for exploitation by business units

■  Process:

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Strengths and Priorities

Innovation in everything we do

Competitive Strengths	Key Priorities

■  Alcan name and reputation

■  Global coverage

■  Close to customers

■  Wide range of technologies and
     solutions.

■  Best-in-class R&D and engineering
     centres

■  Entrepreneurial spirit

■  International, autonomous
     management teams in close
     contact with markets

■  Teamwork

■  EHS - recognition as leaders

■  Capture synergies

■  "Fit for Future" and information
     integration

■  Innovation: customer-oriented R&D

■  Prepare for growth:

■  Portfolio enrichment through
     acquisitions and divestments

■  Innovation in everything we do

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Financial Metrics

Significant value creation potential

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Summary

Engineered Products committed to maximizing value

■  Enrich the portfolio via acquisitions/streamlining

■  Extended geographical footprint

■  Product/market development

■  Key drivers: customer focus / innovation

■  Grow the business profitably and in a sustainable way

■  Continue to capture the synergies from Pechiney and recent acquisitions

■  5yr plan more than double value

■  EVA positive position within reach

■  Develop human resources, our management model and organization

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APPENDIX

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Aerospace, Transportation and Industry

Facilities located close to largest customers

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Composites

Leadership in global markets

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Extruded Products

Anchored in Central Europe

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